SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2002

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota (State of Incorporation)	1-11411 (Commission File Number)	41-1790959 (I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(612) 542-0500
(Registrant’s telephone number, including area code)

Item 7(c). EXHIBITS.
Item 9. REGULATION FD DISCLOSURE
SIGNATURE
EX-99.1 Presentation Materials

Item 7(c). EXHIBITS.

      99.1 Presentation Materials.

Item 9. REGULATION FD DISCLOSURE

     Attached hereto is a copy of materials dated February 5, 2002 and prepared with respect to presentations to investors and others that may be made by Mr. Thomas C. Tiller, President and Chief Executive Officer, or other senior officers of Polaris Industries Inc. These materials are also available on the Company’s website at www.polarisindustries.com. These materials replace and supercede any and all materials included as exhibits to the Company’s Forms 8-K furnished to the Securities and Exchange Commission prior to the date of this Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

Date: February 8, 2002

POLARIS INDUSTRIES INC

/s/ MICHAEL W. MALONE Michael W. Malone Vice President — Finance, Chief Financial Officer and Secretary of Polaris Industries Inc

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